UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 13, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       8082                  71-0918189
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 13, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it will provide an online Web simulcast of the Company's Investor Day to be held at the NASDAQ MarketSite in New York City on November 20, 2007, from 12:00 noon to 3:00 p.m. Eastern time. The presentation will include discussions by key-note speakers on corporate strategy, market factors and financial metrics followed by question and answer sessions.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

          EXHIBIT NO.            DESCRIPTION
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             99.1                Press Release dated November 13, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LHC GROUP, INC.


                                    By:  /s/ Keith G. Myers
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                                         Keith G. Myers
                                         Chief Executive Officer


Dated:   November 13, 2007

                                INDEX TO EXHIBITS


          EXHIBIT NO.            DESCRIPTION
          -----------            -----------------------------------------------
             99.1                Press Release dated November 13, 2007,
                                 announcing that LHC Group will provide an online Web simulcast of the Company's Investor
                                 Day to be held at the NASDAQ MarketSite in New
                                 York City on November 20, 2007, from 12:00 noon to 3:00 p.m. Eastern time.